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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  March 23, 2005

                      UNIVERSAL AMERICAN FINANCIAL CORP.
              (Exact name of Registrant as Specified in Charter)


       New York                       0-11321                     11-2580136
(State of incorporation or    (Commission File Number)         (I.R.S. Employer
      organization)                                          Identification No.)

                      Six International Drive, Suite 190
                          Rye Brook, New York 10573
             (Address of Principal Executive Offices) (Zip Code)

                                (914) 934-5200
             (Registrant's telephone number, including area code)

                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

         On March 23, 2005, Universal American Financial Corp. ("Universal American") and PharmaCare Management Services, Inc. ("PharmaCare"), CVS Corporation's pharmacy benefit management company, announced that they have established a strategic alliance to offer Medicare Part D Prescription Drug Benefit Plans ("PDPs"). Universal American's insurance subsidiaries have filed applications with the Centers for Medicare and Medicaid Services ("CMS") to become a PDP sponsor in a minimum of 21 regions encompassing 29 states. PharmaCare, a leading pharmacy benefit manager, will provide comprehensive pharmacy benefit management services to the Universal American companies in these regions.

         The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.


Item 9.01.        Financial Statements and Exhibits.

      (c)      Exhibits.

               Exhibit
               No.                      Exhibit Title
               ----------  --------------------------------------------------

               99.1        Press release dated March 23, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UNIVERSAL AMERICAN FINANCIAL CORP.

                                          By:  /s/ Lisa M. Spivack
                                             -------------------------------
                                             Name:  Lisa M. Spivack
                                             Title: Senior Vice President and
                                                    General Counsel

         Date:  March 23, 2005



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                                EXHIBIT INDEX

      Exhibit
      No.                               Exhibit Title
      -----------   --------------------------------------------------

        99.1          Press release dated March 23, 2005.





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